UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	February 12, 2014
(DATE OF EARLIEST EVENT REPORTED)	February 6, 2014

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Awards to Named Executive Officers

On February 6, 2014, the Board of Directors of Boardwalk GP, LLC, granted the following Long-Term Cash Bonus awards under the Boardwalk Pipeline Partners Unit Appreciation and Cash Bonus Plan (UAR and Cash Bonus Plan) to the Named Executive Officers of Boardwalk Pipeline Partners, LP (Registrant):

Name	Position	Long-Term Cash Bonus (1)
Stanley C. Horton	President and Chief Executive Officer	$1,300,000
Jamie L. Buskill	Senior Vice President, Chief Financial and Administrative Officer and Treasurer	$500,000
Michael E. McMahon	Senior Vice President, General Counsel and Secretary	$400,000
Jonathan E. Nathanson	Senior Vice President, Corporate Development	$400,000

(1)
Each Long-Term Cash Bonus award granted under the UAR and Cash Bonus Plan will vest and become payable on December 16, 2016, after the expiration of the Restricted Period (Vesting Date), subject to the Named Executive Officer remaining continuously employed until that date. In the event that (a) the executive’s service is terminated due to a death or disability prior to the Vesting Date, or (b) the Registrant incurs a change in control, and the executive's service is terminated within six months of that change in control due to a Qualified Termination (as defined in the form of grant), the Named Executive Officer will be eligible to receive a pro-rata portion of the Long-Term Cash Bonus based upon the number of days in the vesting period that the executive was employed. A Named Executive Officer’s retirement that occurs following one year after the grant date but prior to the Vesting Date will also result in a pro-rata portion of the Long-Term Cash Bonus becoming vested, subject to the executive’s continued compliance with certain noncompetition and nonsolicitation restrictions.

The description of the Long-Term Cash Bonuses provided above is qualified in its entirety by reference to the form of grant for Cash Bonus awards under the UAR and Cash Bonus Plan attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1	Form of Grant for Cash Bonus Awards under the Boardwalk Pipeline Partners Unit Appreciation Rights and Cash Bonus Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and
Administrative Officer and Treasurer

Dated: February 12, 2014